Nasdaq listed (MGX) Business Update Call May 1st, 2024, 5pm ET Unlocking 4 Billion Years of Microbial Evolution to Create Curative Genetic Medicines

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3 Brian Thomas, PhD CEO & Founder Pamela Wapnick, MBA CFO Simon Harnest, MSc CIO & SVP of Investor Relations Sarah Noonberg, MD, PhD CMO Today’s speakers

Metagenomi business update 4 Key inflection points for 2024 and Beyond Hemophilia A: DC nomination on track by mid-2024 Hemophilia A: 12-month NHP durability data in 2H 2024 Additional DC in late 2024 Continued technology advancements including RIGS & CAST Mutual termination of Moderna collaboration Regain full rights of all Base Editing and RIGS technology Regain full rights to pursue high value base editing / RIGS pipeline programs (e.g. A1AT, Wilson’s disease) Regain our rights to co-co program in PH1 Benefits of regaining full rights Ability to advance critical technologies that are core to our toolbox Ability to advance high value pipeline programs New business development opportunities RIGS = RNA-mediated Integrations Systems CAST = CRISPR-Associated Transposases A1AT = Alpha-1 Antitrypsin Deficiency PH1 = Primary Hyperoxaluria Type 1 DC = Development Candidate NHP = Non-Human Primate

Full rights to wholly-owned gene editing technology

	MG Tool	*Editing Approach*	*Tool Composition*	*Description*
Small Edits	Programmable Nucleases, including ultra-small systems (Knockdown, exon skipping)		MG Type II gRNA MG Type V gRNA	• Library of ultra small and precise novel nucleases • Modules for base editing and RIGS
	Base Editors, including ultra-small systems (Single nucleotide changes)	A C G T	MG ABE A→I (G) MG CBE C→U (T)	• Single nucleotide changes with precision deaminases • Smallest CRISPR Base Editor characterized to-date
	Little RIGS (prime editing) (1-100 base pair replacement, insertion, or deletion)		Reverse transcriptase pegRNA	• Highly active and accurate for prime editing • Ultra small systems
Large Integrations	Programmable Nuclease (Knock-in)		MG Type V	• Donor DNA template is inserted at cut site
	Big RIGS (>100 base pair integrations)		RNA Template Reverse transcriptase	• 'All RNA' delivery of genome editing system and integration template
	CAST (>10,000 base pair integrations)		DNA Template Transposase	• DNA-templated integrations, potentially including templates much larger than what can be accomplished with RIGS

MG= **M**eta**g**enomi **E**ditor ABE= **A**denine **B**ase **E**ditor CBE= **C**ytosine **B**ase **E**ditor RIGS= **R**NA **m**ediated **i**ntegration **s**ystem CAST= **C**RISPR-**as**sociated **t**ransposase SMART= **Sm**all **A**rginine-**r**ich sys**t**ems

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Expanded targeting potential with MGX Base Editors and Ultra Small (SMART) editing systems

→ ***MGX base editors increase the genome targetability by 5x compared to Cas9 systems***

→ ***Ultra small CRISPR nucleases and base editors create potential advantages for delivery, safety, manufacturing and dosing***

Reprogrammed nucleases increase the genome targetability of Base Editors.


PAM
Swappable
PAM-interaction domain
NNNMCCY
NNNMWTY
NNNMWTY
NNNMYY
NNNMHYY
SpCas9 ABE
MG3-6 PAM swappedABE
18.1%
81.9%
4.8%
95.2%
Targetable
Nontargetable

* ABE: SpCas9 = 18% and MG3-6 = 95% targetability.
* CBE (not shown): SpCas9 = 5% and MG3-6 = 53%.

Ultra small nucleases


MG SMART I (748aa)
MG SMART II (429aa)
MG Compact Type V (488aa)
Cas9 Nuclease (1,371aa)

Small SMART base editors


SMART I Base Editor (969 aa)
SMART II Base Editor (623 aa)
Cas9 ABE Base Editor (1,588 aa)

aa = amino acids

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Leading the field in conducting large, targeted genome integrations CAST (CRISPR-Associated Transposases): DNA-Mediated Integration Systems DNA Template Transposase Reverse transcriptase RNA Template Cargo Target DONOR PAM Junction between genomic target and donor template Junction between genomic target and donor template Target Null Target Safe Harbor Site A Safe Harbor Site B Potential to address the widest spectrum of genetic diseases Big RIGS DNA-Mediated Integration Systems Little RIGS RNA-Mediated Integration Systems First-ever report of targeted integration of >900 bp with all-RNA delivery First-ever large targeted genome integration using compact CAST in human cells Complex edits can be accomplished by fusing MG nickases and RT

Additional Base Editing and RIGS Data to be Shared at ASGCT Novel CRISPR Effectors and Reverse Transcriptases Discovered from Metagenomics Enable Extensive Remodeling of the Human Genome Abstract Number: 1209 Location: Exhibit Hall Date / time: Thursday, May 9, 2024, 12:00 p.m. ET Novel and Efficient Base Editors Engineered to Comprehensively Target the Human Genome Abstract Number: 684 Location: Exhibit Hall Date / time: Wednesday, May 8, 2024, 12:00 p.m. ET

Our Pipeline

	Delivery Target	Editing Approach	Indication	Discovery	Lead Optimization	IND-Enabling	Clinical	Partner
In vivo	LIVER	Knock in	HEMOPHILIA A					
		Knock down	PRIMARY HYPEROXALURIA TYPE 1					
		Knock down	TRANSTHYRETIN AMYLOIDOSIS					IONIS
		Knock down	CARDIOVASCULAR DISEASE (AGT)					IONIS
		RIGS/Base Editing	ALPHA 1 ANTITRYPSIN DEFICIENCY					
		RIGS	WILSON'S DISEASE					
	NEUROMUSCULAR	Knock down	FAMILIAL ALS					
		Knock down	SPONTANEOUS ALS					
		Knock down	CHARCOT-MARIE-TOOTH TYPE 1A					
		Exon skipping/ CAST	DUCHENNE MUSCULAR DYSTROPHY					
	OTHER ORGANS	CAST	CYSTIC FIBROSIS					
		RIGS / CAST	RENAL DISEASE					
Ex vivo	CELL THERAPY	Knock out	IMMUNO-ONCOLOGY (TCR)					affini
		Knock out/in	AUTOIMMUNE / IMMUNO-ONCOLOGY					

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Durable FVIII activity demonstrated out to 4.5 months DC nomination planned for mid 2024 12 month FVIII durability data to be presented in 2H 2024 Animal ID INDELS in liver (d7) FVIII gene integration frequency # (copies per 100 genomes) Mean FVIII activity % of normal (d14 to d126) 1001 45% 2.9% 75% +/- 9 1002 50% 0.7% 13% +/- 4 1003 55% 1.4% 29% +/- 5 # INDELS and integration frequency measured in liver biopsy at day 7 Data-cut off at 4.5 months, study remains ongoing MGX-001: A potentially curative gene editing approach for Hemophilia A Fig 1: All 3 animals maintain therapeutic levels of FVIII out to 4.5 months Table 1: Mean FVIII activity between 13-75% of normal is within the target therapeutic range of 10-150%

AAV delivers donor DNA template Leveraging Heme A experience to deliver and integrate a variety of target genes MG nuclease creates highly efficient cut at safe harbor locus The LNP component stays fixed and serves as a platform New programs can move quickly by simply substituting the donor DNA cargo within existing AAV LNP delivers nuclease mRNA and guide targeting safe harbor locus mRNA splicing Established platform for large gene integrations Tx Gene Tx Gene A Tx Gene B Tx Gene C Tx Gene A Tx Cargo Gene

Accelerating therapeutic translation Liver Targets Knock-in & knock-down: Hemophilia A Primary Hyperoxaluria Type I Transthyretin Amyloidosis Cardiovascular Indications (AGT) Gene corrections & integrations: A1AT Deficiency Wilson’s Disease Neuromuscular + CNS Targets Ultra small systems for Knock down/Exon skipping: Familial ALS Spontaneous ALS Charcot Marie-Tooth Type 1a Duchenne Muscular Dystrophy Other Organs Gene corrections & integrations: Cystic fibrosis Renal targets Cell therapy Therapeutic Translation Modular Genome Editing Platform 12

Metagenomi continues to execute on all fronts 13 Milestones by 2026 2 IND filings At least 2 additional DCs In vivo proof of concept for large gene integrations Additional BD opportunities Strong Cash Position $327.4 million as of March 31, 2024 Financial outlook substantially unchanged Cash runway into 2027 Moderna remains a shareholder Partners 2024 Milestones Hemophilia A: DC nomination on track by mid-2024 Hemophilia A: 12-month NHP durability data in 2H 2024 Additional DC in late 2024 Continued technology advancements including RIGS & CAST

Thank you Q&A 14 Investor Contact: Simon Harnest, MSc CIO & SVP of Investor Relations simon@metagenomi.co